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                             MASTER PROMISSORY NOTE

$2,000,000.00                                                      15 May, 1997

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), jointly and severally, if more than one, hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") at its 1401 Franklin Avenue, Garden City, New York office, the principal sum of Two Million and 00/100 Dollars ($2,000,000.00) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower (which aggregate unpaid principal amount shall be equal to the amount duly indorsed and set forth opposite the date last appearing on the schedule attached to this note), whichever is less. Advances evidenced by this note shall be payable ON DEMAND.

         The Borrower agrees to pay interest on the unpaid principal balance of each advance evidenced hereby from the date such advance is made at a rate per annum equal to the Alternate Base Rate, but not to exceed the maximum rate permitted by law. If any payment which is to be made hereunder is not paid when due, such payment shall bear interest, payable on demand, at a rate per annum equal to the Alternate Base Rate plus two percent (2%), but not to exceed the maximum rate permitted by law. "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%. "Federal Funds Rate" shall mean for any day, the weighted average of the rates on overnight Federal funds transactions with member of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a business day, for the next preceding business day) by the Federal Reserve Bank of New York, or is such rate is not so published for any day which is a business day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank. "Prime Rate" shall mean, for any day, a rate per annum equal to the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. The Borrower acknowledges that the Prime Rate is not the lowest rate at which the Bank may make loans or other extensions of credit.

         Interest shall be computed on the basis of a 360 day year for the actual number of days elapsed and shall be payable monthly on the last day of each month, and at maturity. If any payment of principal of or interest on the advances evidenced by this note becomes due and payable on a Saturday, a Sunday or a day on which the Bank is permitted or required by law to be closed, then such payment shall be extended to the next succeeding business day and interest shall be payable at the rate set forth during such extension.

         Advances evidenced by this note may be prepaid at any time without penalty, but with interest on the amount being prepaid through the date of prepayment.

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                                       2


         If the Bank shall make a new advance on a day on which the Borrower is to repay an advance hereunder, the Bank shall apply the proceeds of the new advance to make such repayment and only the amount by which the amount being advanced exceeds the amount being repaid shall be made available to the Borrower in accordance with the terms of this note.

         The Borrower hereby authorizes the Bank to accept telephonic instructions from a duly authorized representative of the Borrower to make an advance hereunder or receive any payment hereof and to indorse on the schedule attached hereto the amount of all advances hereunder and all principal payments hereof received by the Bank.

         The Bank is hereby authorized to charge any deposit account of the Borrower maintained at the Bank for each principal prepayment hereof on the date made, and for each principal payment and for each interest payment due hereunder on the due date thereof. The Bank shall credit the Borrower's deposit account maintained at the Bank in the amount of each advance hereunder on the date of such advance, which credit will be confirmed to the Borrower by standard advice of credit or notation in the monthly statement sent to the Borrower in connection with such account. The Borrower agrees that the actual crediting of the amount of the advance to the Borrower's deposit account shall constitute conclusive evidence that the advance was made, and neither the failure of the Bank to indorse on the schedule attached hereto the amount of the advance nor the failure of the Bank to forward an advice of credit to the Borrower or note such advance in the monthly statement sent to the Borrower shall affect the Borrower's obligations hereunder.

         The Bank shall have a lien on the balances of the Borrower now or hereafter on deposit with or held as custodian by the Bank and the Bank shall have full authority to set off such balances against the indebtedness evidenced by this note or any other Obligation (which term shall include any and all present and future obligations or liabilities of the Borrower as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever and whensoever acquired by the Bank) and may at any time, without notice, to the extent permitted by law, apply the same to the advances evidenced by this note or such other Obligations, whether due or not.

         All obligations of the Borrower to the Bank under this note are secured pursuant to the terms of a security agreement executed by the Borrower in favor of the Bank dated April 13, 1994 as such agreement may be amended or modified from time to time and any other security agreement the Borrower shall have executed or shall at any time execute in favor of the Bank, and the Bank is entitled to all the benefits thereof.

         The Borrower acknowledges that the advances evidenced hereby are payable on demand and payment thereof may be demanded by the Bank at any time for any reason in the sole and absolute discretion of the Bank.

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                                       3

         All advances evidenced hereby together with all accrued interest thereon shall become immediately and automatically due and payable, without demand, presentment, protest or notice of any kind, upon the commencement by or against the Borrower, any guarantor of this note or any hypothecator of collateral securing this note of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation.

         The Borrower waives presentment, demand, protest, notice of protest and notice of non-payment or dishonor of this note.

         The Borrower hereby agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the Bank's enforcement of the obligations of the Borrower hereunder or the protection of the Bank's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

         Promptly upon the Bank's request, the Borrower agrees to furnish such information (including, without limitation, financial statements and tax returns of the Borrower) to the Bank and to permit the Bank to inspect and make copies of its books and records, as the Bank shall reasonably request from time to time.

         The Borrower waives any right to claim or interpose any counterclaim or set-off of any kind in any litigation relating to this note or the transactions contemplated hereby.

         This note may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

         This note may be assigned or indorsed by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

         The Borrower authorizes the Bank to date this note and to complete any blank space herein according to the terms upon which said advances were granted.

         No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

         Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

         Every provision of this note is intended to be severable; if any term or provision of this note shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

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                                       4

         The Borrower represents and warrants that the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York; that the execution, delivery and performance of this note are within the Borrower's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this note has the authority to execute and deliver this note on behalf of the Borrower.

         THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER SUBMITS TO THE IN PERSONAM JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS NOTE SHALL BE LITIGATED ONLY IN SAID COURTS OR COURTS LOCATED ELSEWHERE AS SELECTED BY THE BANK AND THAT SUCH COURTS ARE CONVENIENT FORUMS. THE BORROWER WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

         THE BORROWER AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         This note amends, restates and replaces the Collateral Note and Security Agreement dated April 11, 1997 made by the Borrower to the order of the Bank in the principal amount of $800,000.00 and Collateral Note and Security Agreement dated May 15, 1997 made by the Borrower to the order of the Bank in the principal amount of $500,000.00 (the "Existing Notes"). This note is not being given by the Borrower, or accepted by the Bank, in payment of the Existing Notes (or either of them). All principal amounts, if any, outstanding under the Existing Notes as of the date hereof, and all accrued and unpaid interest thereon, shall be deemed outstanding under this note as of the date hereof and shall continue to be owing hereunder by the Borrower.

ROBOCOM SYSTEMS INC.                             Address:
                                                 511 Ocean Avenue
                                                 Massapequa, New York 11758
                                                 Attention: Irwin Balaban
                                                            President

By: /s/ Lawrence B. Klein
   ---------------------------------
   Name: Lawrence B. Klein
   Title: Executive Vice President

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                                    Schedule

                                       to

                                Promissory Note

                                  Executed by

                             Robocom Systems, Inc.

Date of            Amount of            Amount of            Aggregate Unpaid
Advance             Advance              Payment             Principal Amount
-------             -------              -------             ----------------